Income Taxes	12 Months Ended
Sep. 30, 2015
Income Tax Disclosure [Abstract]
Income Taxes
14.   Income Taxes
Income tax expense (benefit) for the years ended September 30, 2014 and 2015 consists of the following:
	Year Ended September 30,
	2014	2015
State tax, including sale of New Jersey losses and credits	$(833,403)	(725,969)
Foreign tax provision	1,272,421	535,858
	$439,018	$(190,111)

The Company has been eligible to receive cash from the sale of its net operating losses (“NOLs”) and R&D tax credits under the State of New Jersey Technology Business Tax Certificate Transfer Program. During the years ended September 30, 2014 and 2015, the Company received $835,153 and $728,218, respectively, from the sale of New Jersey NOLs. In addition, the Company incurred $1.3 million and $0.5 million of foreign withholding taxes in connection with the Company’s collaboration and licensing agreements during the years ended September 30, 2014 and 2015, respectively.
A reconciliation of income tax expense (benefit) at the statutory U.S. federal income tax rate and the Company’s effective tax rate is as follows:
	Year Ended September 30,
	2014	2015
U.S. federal statutory rate	(34.0)%	(34.0)%
State taxes, net of federal benefit	(5.1)	(5.5)
Foreign withholding tax	9.6	1.1
Permanent differences	2.7	1.8
Foreign tax credits	(9.6)	(1.1)
Research and development credit	(11.7)	(6.9)
Change in valuation allowance	51.1	44.6
Other	0.3	(0.4)
Effective income tax rate	3.3%	(0.4)%

The tax effects of the temporary differences that gave rise to deferred taxes were as follows:
	Year Ended September 30,
	2014	2015
Current and long term deferred tax assets:
Net operating loss carryforwards	$7,340,745	$20,164,392
Stock compensation	1,853,056	6,317,492
Deferred revenue	3,121,214	3,333,201
Research and development credit carryforward	2,680,441	5,979,964
Foreign tax credits	2,067,091	2,602,949
Accruals and others	1,040,117	1,072,422
Gross deferred tax assets	(18,102,664)	(39,470,420)
Less valuation allowance	(17,400,409)	(38,694,795)
	702,255	775,625
Deferred tax liability:
Fixed assets	(702,255)	(775,625)
Net deferred tax assets	$—	$—

As of September 30, 2015, the Company has approximately $52.9 million and $36.9 million of Federal and New Jersey net operating losses that will begin to expire in 2030 and 2032, respectively. As of September 30, 2015, the Company also had federal and state research and development tax credit carryforwards of  $4.2 million and $1.7 million, respectively, which begin to expire in 2021. As of September 30, 2015, the Company had Federal foreign tax credit carryforwards of $2.6 million available to reduce future tax liabilities, which will begin to expire at various dates starting in 2023. $1.8 million of the FTC carryforward is included in the balance of unrecognized tax benefits. Realization of the deferred tax asset is contingent on future taxable income and based upon the level of historical losses, management has concluded that the deferred tax asset does not meet the more-likely-than-not threshold for realizability. Accordingly, a full valuation allowance continues to be recorded against the Company’s deferred tax assets as of September 30, 2014 and 2015.
When uncertain tax positions exist, the Company recognizes the tax benefit of tax positions to the extent that the benefit will more likely-than-not be realized. The determination as to whether the tax benefit will more-likely-than-not be realized is based upon the technical merits of the tax position as well as consideration of the available facts and circumstances. The Company recognizes interest and penalties accrued on any unrecognized tax benefits within the provision for income taxes in its consolidated statements of operations. As of September 30, 2014 and 2015, the Company does not have any significant uncertain tax positions. The Company’s income tax returns for the years from 2011 through 2014 remain open for examination by the Internal Revenue Service as well as various states and municipalities.
The Company does not recognize tax benefits that are not more-likely-than-not to be supported based upon the technical merits of the tax position taken. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:
	Year Ended September 30,
	2014	2015
Balance at beginning of year	$479,490	$1,564,411
Additions based on tax positions related to the current year	1,084,921	190,218
Balance at end of year	$1,564,411	$1,754,629

The Company does not anticipate material change in the unrecognized tax benefits in the next 12 months. These unrecognized tax benefits, if recognized, would affect the annual effective tax rate.
Due to the change in ownership provisions of the Internal Revenue Code, the availability of the Company’s net operating loss carryforwards may be subject to annual limitations against taxable income in future periods, which could substantially limit the eventual utilization of such carryforwards. The Company has not analyzed the historical or potential impact of its equity financings on beneficial ownership and therefore no determination has been made whether the net operating loss carry forward is subject to any Internal Revenue Code Section 382 limitation. To the extent there is a limitation, there would be a reduction in the deferred tax assets with an offsetting reduction in the valuation allowance.